UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 1, 2023

MYRIAD GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way
Salt Lake City, Utah 84108
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (801) 584-3600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MYGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below in Item 5.07, Myriad Genetics, Inc. (the "Company") held its 2023 Annual Meeting of Stockholders (the "Annual Meeting") at which the Company's stockholders approved an amendment to the Company's 2017 Employee, Director and Consultant Equity Incentive Plan, as amended (the "2017 Plan"), which increased the aggregate number of shares of common stock available for the grant of awards under the 2017 Plan by an additional 4.8 million shares. A summary of the material terms of the 2017 Plan is set forth in the Company's definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 12, 2023. A copy of the 2017 Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 1, 2023, the Company's stockholders voted at the Annual Meeting to approve an amendment to the Company's Restated Certificate of Incorporation, as amended (the "Restated Certificate of Incorporation") to limit the personal liability of certain senior officers of the Company as permitted by recent amendments to Delaware law (the "Officer Exculpation Amendment"). The Company's stockholders also voted at the Annual Meeting to approve an amendment to the Restated Certificate of Incorporation to add a federal forum selection clause for claims under the Securities Act of 1933, as amended (the "Federal Forum Selection Clause Amendment" and together with the Officer Exculpation Amendment, the "Amendments").

The Amendments became effective upon the Company's filing of a Certificate of Amendment to the Restated Certificate of Incorporation with the Secretary of State of Delaware on June 1, 2023 (the "Certificate of Amendment"). The foregoing description of the Amendments is qualified in its entirely by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

ITEM 5.07 Submissions of Matters to a Vote of Security Holders

On June 1, 2023, the Company held its Annual Meeting. Of the 81,548,589 shares of Company common stock outstanding as of the record date of April 6, 2023, a quorum of 74,499,118 shares, or approximately 91% of the outstanding shares of Company common stock, was present in person (via webcast) or represented by proxy.

The following is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter.

Proposal No. 1: Election of Directors

	Votes	Votes	Votes	Broker
	For	Against	Abstained	Non-Votes
Paul M. Bisaro	70,549,855	311,078	29,348	3,608,837
Rashmi Kumar	69,479,076	1,382,472	28,733	3,608,837
Lee N. Newcomer, M.D.	70,034,002	839,343	16,936	3,608,837

Each of Paul M. Bisaro, Rashmi Kumar, and Lee N. Newcomer, M.D., was elected to serve as a director of the Company for a term expiring at the 2026 Annual Meeting of Stockholders, and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

Proposal No. 2: Ratification of the Selection of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023

Votes	Votes	Votes
For	Against	Abstained
71,921,900	2,563,981	13,237

The ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023 was approved by stockholders.

Proposal No. 3: Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers, as Disclosed in the Proxy Statement

Votes	Votes	Votes	Broker
For	Against	Abstained	Non-Votes
68,121,537	2,731,973	36,771	3,608,837

The advisory vote to approve the compensation of the Company's named executive officers, as disclosed in the proxy statement, was approved by stockholders.

Proposal No. 4: Advisory Vote on the Frequency of Holding an Advisory Vote on the Compensation of Our Named Executive Officers

Votes	Votes	Votes	Votes
Every One Year	Every Two Years	Every Three Years	Abstained
67,953,555	8,982	2,912,353	15,391

The stockholders voted to approve, on an advisory basis, one year as the preferred frequency of future advisory votes on the compensation of the Company's named executive officers.

After considering the preference of Company stockholders for a frequency of once each year and other factors, the Company's Board of Directors determined, at a meeting held on June 1, 2023, that the Company intends to hold an advisory vote on the compensation of its named executive officers on an annual basis, until the next required advisory vote on the frequency of such advisory vote. The Company is required to hold a vote on the preferred frequency of future advisory votes on the compensation of the Company's named executive officers every six years.

Proposal No. 5: Approval of a Proposed Amendment to the 2017 Plan to Replenish the Share Pool for Equity Incentive Grants

Votes	Votes	Votes	Broker
For	Against	Abstained	Non-Votes
66,996,613	3,829,841	63,827	3,608,837

The stockholders voted to approve the proposed amendment to the 2017 Plan to increase the aggregate number of shares of common stock available for the grant of awards under the 2017 Plan by an additional 4.8 million shares.

Proposal No. 6: To Approve an Amendment to the Company's Restated Certificate of Incorporation to Add a Federal Forum Selection Clause

Votes	Votes	Votes	Broker
For	Against	Abstained	Non-Votes
64,586,633	6,222,162	81,486	3,608,837

The stockholders voted to approve the Federal Forum Selection Clause Amendment.

Proposal No. 7: To Approve an Amendment to the Company's Restated Certificate of Incorporation to Limit Personal Liability of Certain Senior Officers of the Company

Votes	Votes	Votes	Broker
For	Against	Abstained	Non-Votes
59,118,369	11,652,693	119,219	3,608,837

The stockholders voted to approve the Officer Exculpation Amendment.

ITEM 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation, as amended, dated June 1, 2023

10.1+	2017 Employee, Director and Consultant Equity Incentive Plan, as amended

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(+) Management contract or compensatory plan arrangement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: June 2, 2023	By:	/s/ R. Bryan Riggsbee
R. Bryan Riggsbee
Chief Financial Officer